               CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We  consent  to the  use  of our  report  dated  May  26,  2005,  which  is incorporated  by  reference,  in this  Registration  Statement  (Form  N-1A  No.
333-74582) of Oppenheimer Real Estate Fund.

                                                     /s/ ERNST & YOUNG LLP
                                                     ERNST & YOUNG LLP

New York, New York
August 24, 2006